UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

Item 1. Report to Shareholders

Emerging Markets Local Currency Bond Fund	June 30, 2013

The views and opinions in this report were current as of June 30, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Emerging markets debt denominated in local currencies declined for the six months ended June 30, 2013, as investors were unnerved by signs of slowing global economic growth and concerns about limited global liquidity due to less accommodative monetary policy from the U.S. Federal Reserve. The Emerging Markets Local Currency Bond Fund was not immune to the broader downturn and fell for the period.

As shown in the Performance Comparison table, your fund returned -7.91% for the six months ended June 30, 2013. (Performance for the fund’s Advisor Class varied slightly due to its different fee structure.) The fund modestly underperformed its J.P. Morgan benchmark and was roughly in line with its Lipper peer group average. Currency selection and sector and security selection both aided results versus the J.P. Morgan index, while country selection and duration exposure detracted.

MARKET ENVIRONMENT

Emerging markets bonds denominated in local currencies were flat overall during the first three months of the period as modest gains in local terms were largely offset by weaker currencies versus the U.S. dollar. Slower global economic growth, reduced inflationary pressures, and the continuation of accommodative monetary policies resulted in muted but positive performance. However, renewed instability in the eurozone related to an inconclusive Italian election and financial distress in Cyprus weighed on risk sentiment and currency valuations. Investor interest in local currency bonds remained strong, however, amid lower inflation expectations and an ongoing search for attractive yields.

Our Investment Approach

Profound structural reforms have brought greater political and economic stability to many emerging markets. Heightened monetary and fiscal discipline have helped tame inflation, lessening the need to issue bonds in hard foreign currencies like the U.S. dollar, euro, and yen. As a result, an increasing number of countries now issue debt denominated in their local currencies, offering high credit quality and broad geographic diversification.

The asset class offers several benefits. Since interest rates vary from country to country depending on local economic conditions and monetary and fiscal policies, U.S. investors can benefit from potentially higher yields than those available in the domestic market. Additionally, investors are frequently attracted by the ability to diversify their portfolio’s currency exposure away from the U.S. dollar, yen, and euro into currencies that benefit from stronger economic growth rates.

Leveraging the knowledge and experience gained through 25 years of managing non-U.S. bond portfolios, our team of investment professionals has adopted a multistep management process for the Emerging Markets Local Currency Bond Fund:

  A rigorous analysis of valuation measures, trading conditions, and the economic and political environment helps to develop a deep understanding of local markets.

  An in-depth risk/return profile of countries and currencies helps to identify the most attractive investment opportunities.

  A detailed asset allocation model includes the calibration of country and currency positions based on market opportunities and the need for diversification.

  Individual securities are carefully screened and selected, with close consideration given to the execution of best-price trades and compliance with established risk parameters.

Investing in emerging local market debt is certainly not without risk, including the currency and political risks unique to international investing. However, we believe the Emerging Markets Local Currency Bond Fund offers an attractive investment opportunity for investors seeking a combination of current income, capital appreciation, and greater diversification for their fixed income investments and who can accept the volatility inherent in the asset class.

Risk sentiment deteriorated sharply in May, and emerging markets bonds denominated in local currencies fell sharply after the Fed indicated that it could begin winding down its quantitative easing program later in the year, provided economic improvements continue to meet expectations. U.S. Treasury yields rose to their highest level in nearly two years as a result, and inflows to emerging markets debt turned negative as investors anticipated a coming era of reduced liquidity and rising yields. With few exceptions, the prospect of less accommodative U.S. monetary policies led the dollar to strengthen against almost all developing markets currencies. Both U.S. dollar-denominated debt and local currency debt experienced significant losses, but the former held up slightly better as weakness among emerging markets currencies reduced returns in dollar terms.

PORTFOLIO REVIEW AND POSITIONING

Currency selection benefited results for the six-month period. Asian currency selection was the largest contributor to returns versus the J.P. Morgan index as positions in the Malaysian ringgit, Sri Lankan rupee, and Indian rupee generated strong returns. Within the Europe, Middle East, and Africa (EMEA) region, an overweight allocation to the Russian ruble relative to the British pound and the euro boosted performance. Currency selection in Latin America also helped our results, including positions in the Mexican peso, Peruvian sol, and Colombian peso.

The potential for limited liquidity due to less accommodative Fed policies and investor outflows is likely to contribute to ongoing volatility in the asset class. Therefore, we adopted a somewhat more defensive position by cutting back on some of our emerging market currency positions in favor of developed market currencies, including the U.S. dollar, which is likely to strengthen over the short term. We reduced exposure to the Brazilian real, Mexican peso, Romanian leu, Nigerian naira, and Russian ruble but retain overweight positions. We are holding our position in the Sri Lankan rupee but eliminated the Indian rupee. Our largest underweight currency positions are in the EMEA region, where we are underweight the Turkish lira, Hungarian forint, and Polish zloty.

Sector and security selection were positive over the period, led by allocations to inflation protected bonds in Turkey and, to a lesser extent, in Brazil and South Africa. We continue to hold a number of inflation-linked bonds, believing that they could provide some protection against further currency depreciation, most notably in Turkey, Brazil, and Thailand. We have established a position in locally denominated emerging markets corporate bonds and are carefully monitoring this maturing area of the market for opportunities.

Country selection and duration weighed on the fund’s overall results. In Asia, underweights to Indonesia and Malaysia were positive as these markets faced high funding needs and decreased risk appetite as investors prepared for an era of reduced liquidity and slower economic growth in China. Latin America detracted from performance, particularly Peru, Mexico, and Brazil, which fell sharply during the period’s closing months. Overweight allocations to Turkish and Russian bonds also hurt our results. We trimmed overweight positions in countries that are most exposed to a more cautious funding environment, including Turkey, Indonesia, and South Africa. We prefer Latin America due to attractive yields and generally solid fundamentals and have sizable overweight positions in Brazil, Chile, Mexico, and Peru. We are generally underweight in the EMEA and Asia regions, with our largest country underweights in Malaysia, Indonesia, and Poland.

OUTLOOK

Emerging markets debt has been volatile in recent months, driven in part by the potential for reduced liquidity as the Fed winds down and eventually stops its bond-purchase program. We expect continued uncertainty in locally denominated debt and currency markets until U.S. monetary policy is clarified over the coming months. In the meantime, we are looking at opportunities in select emerging markets currencies and bonds, as recent underperformance has resulted in some attractive valuations.

Investor outflows have also contributed to the asset class’s recent weakness. However, the scale of these outflows was relatively contained, and for the year-to-date period, investors continue to show interest in the asset class and inflows remain positive. This is consistent with our view that investors are generally underexposed to emerging markets local currency debt. Over time, retail and institutional investors in search of yield and diversification opportunities should provide support for emerging markets bonds and currencies.

Over the long term, we are optimistic about the prospects for emerging markets debt. In contrast to the challenges faced by developed economies, emerging markets remain relatively well supported from both fundamental and technical standpoints. Overall, we are encouraged that credit fundamentals and economic growth potential in emerging countries are generally favorable relative to many highly indebted developed countries. We believe this will continue to drive secular capital flows into emerging debt markets in the long term and support the performance of our asset class.

Respectfully submitted,

Andrew J. Keirle
Portfolio manager and chairman of the fund’s Investment Advisory Committee

July 30, 2013

The committee chairman has day-to-day responsibility for the portfolio and works with committee members in developing and executing the fund’s investment program.

RISK OF INTERNATIONAL BOND INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets, including unpredictable changes in currency values. Investments in emerging markets are subject to abrupt and severe price declines and should be regarded as speculative. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Some countries also have legacies of hyperinflation, currency devaluations, and governmental interference in markets.

International investments are subject to currency risk, a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund’s holdings can be significant and long-lasting depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Further, exchange rate movements are unpredictable, and it is not possible to effectively hedge the currency risks of many developing countries.

Bonds are also subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

GLOSSARY

Duration: A measure of a bond’s or bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of six years would fall about 6% in response to a one-percentage-point rise in rates, and vice versa.

J.P. Morgan GBI–EM Global Diversified: A capitalization-weighted index tracking emerging market government bonds denominated in local currencies.

Lipper average: The average of available mutual fund performance returns in defined categories as tracked by Lipper Inc.

Weighted average maturity: A measure of a fund’s sensitivity to interest rates. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Advisor Class

	6 Months Ended 6/30/13	Year Ended 12/31/12	5/26/11 Through 12/31/11
NET ASSET VALUE			
Beginning of period	$ 9.94	$ 8.88	$ 10.00
Investment activities			
Net investment income[(1)]	0.24[(2)]	0.48[(2)]	0.28[(2)]
Net realized and unrealized gain / loss	(1.01)	1.06	(1.12)
Total from investment activities	(0.77)	1.54	(0.84)
Distributions			
Net investment income	(0.24)	(0.29)	(0.15)
Net realized gain	–	(0.01)	–
Tax return of capital	–	(0.18)	(0.13)
Total distributions	(0.24)	(0.48)	(0.28)
NET ASSET VALUE			
End of period	**$ 8.93**	**$ 9.94**	**$ 8.88**

Ratios/Supplemental Data			
Total return[(3)]	**(7.96)%[(2)]**	**17.71%[(2)]**	**(8.52)%[(2)]**
Ratio of total expenses to average net assets	1.20%[(2)(4)]	1.20%[(2)]	1.20%[(2)(4)]
Ratio of net investment income to average net assets	4.84%[(2)(4)]	5.06%[(2)]	4.85%[(2)(4)]
Portfolio turnover rate	41.7%	82.3%	49.6%
Net assets, end of period (in thousands)	$ 748	$ 463	$ 259

(1) Per share amounts calculated using average shares outstanding method.

(2) Excludes expenses in excess of a 1.20% contractual expense limitation in effect through 4/30/14.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(4) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Par/Shares	Value
BRAZIL 9.6%		
Corporate Bonds 0.3%		
Odebrecht Finance, 8.25%, 4/25/18 (1)	400,000	161
		161
Government Bonds 9.3%		
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/17	3,750,000	1,640
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/21	2,506,000	1,070
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/23	3,428,000	1,452
Brazil Notas do Tesouro Nacional, Inflation-Indexed 6.00%, 5/15/17	321,000	343
Brazil Notas do Tesouro Nacional, Inflation-Indexed 6.00%, 5/15/45	341,000	387
Republic of Brazil, 12.50%, 1/5/16	452,000	217
Republic of Brazil, 12.50%, 1/5/22	91,000	48
		5,157
Total Brazil (Cost $6,331)		5,318
CHILE 2.1%		
Corporate Bonds 0.4%		
Codelco, 7.50%, 1/15/19 (USD)	200,000	240
		240
Government Bonds 1.7%		
Bono Banco Central Chile, Inflation-Indexed, 3.00%, 2/1/16	468,479,735	929
		929
Total Chile (Cost $1,239)		1,169
COLOMBIA 2.9%		
Government Bonds 2.9%		
Republic of Colombia, 7.75%, 4/14/21	705,000,000	415
Republic of Colombia, 9.85%, 6/28/27	164,000,000	113

Republic of Colombia, 12.00%, 10/22/15	1,824,000,000	1,093
Total Colombia (Cost $1,782)		1,621

GERMANY 0.6%

Government Bonds 0.6%

KfW, 7.59%, 9/24/13 (BRL)	790,000	357
Total Germany (Cost $392)		357

HUNGARY 4.2%

Government Bonds 4.2%

Republic of Hungary, 5.375%, 2/21/23 (USD)	310,000	300
Republic of Hungary, 5.50%, 2/12/16	78,140,000	350
Republic of Hungary, 6.50%, 6/24/19	111,770,000	519
Republic of Hungary, 6.75%, 2/24/17	230,550,000	1,073
Republic of Hungary, 7.00%, 6/24/22	18,210,000	86
Total Hungary (Cost $2,256)		2,328

ICELAND 0.4%

Government Bonds 0.4%

Republic of Iceland, 5.875%, 5/11/22 (USD)	100,000	107
Republic of Iceland, 5.875%, 5/11/22 (USD) (1)	100,000	107
Total Iceland (Cost $201)		214

INDONESIA 6.3%

Government Bonds 6.3%

Republic of Indonesia, 7.00%, 5/15/22	4,288,000,000	428
Republic of Indonesia, 8.25%, 7/15/21	4,840,000,000	522
Republic of Indonesia, 8.25%, 6/15/32	10,853,000,000	1,139
Republic of Indonesia, 9.50%, 7/15/31	7,912,000,000	924
Republic of Indonesia, 9.50%, 5/15/41	670,000,000	79

Republic of Indonesia, 10.00%, 9/15/24	3,183,000,000	383
Republic of Indonesia, 10.00%, 2/15/28	55,000,000	7
Total Indonesia (Cost $4,048)		3,482
IVORY COAST 0.2%		
Government Bonds 0.2%		
Republic of Ivory Coast, FRN, 5.75%, 12/31/32 (USD)	150,000	124
Total Ivory Coast (Cost $142)		124
MALAYSIA 4.6%		
Government Bonds 4.6%		
Government of Malaysia, 3.492%, 3/31/20	661,000	209
Government of Malaysia, 4.127%, 4/15/32	894,000	290
Government of Malaysia, 4.16%, 7/15/21	1,306,000	427
Government of Malaysia, 4.232%, 6/30/31	1,099,000	361
Government of Malaysia, 4.378%, 11/29/19	994,000	329
Government of Malaysia, 4.392%, 4/15/26	2,730,000	915
Total Malaysia (Cost $2,645)		2,531
MEXICO 9.9%		
Corporate Bonds 0.5%		
America Movil, 6.45%, 12/5/22	2,000,000	150
Red Carreteras Occide, 9.00%, 6/10/28 (1)	2,120,000	155
		305
Government Bonds 9.4%		
Mexican Udibonos, 7.75%, 11/13/42	2,779,000	232
Mexican Udibonos, Inflation-Indexed, 3.50%, 12/14/17	6,348,149	530
Mexican Udibonos, Inflation-Indexed, 4.00%, 6/13/19	4,382,302	376
United Mexican States, 6.50%, 6/9/22	8,919,000	727
United Mexican States, 7.25%, 12/15/16	2,681,000	223
United Mexican States, 7.50%, 6/3/27	11,027,800	955
United Mexican States, 8.00%, 6/11/20	3,865,000	342

PHILIPPINES 0.9%		
Government Bonds 0.9%		
Republic of Philippines, 4.95%, 1/15/21	20,000,000	482
Total Philippines (Cost $485)		482
POLAND 4.4%		
Government Bonds 4.4%		
Republic of Poland, 4.00%, 10/25/23	621,000	182
Republic of Poland, 5.00%, 4/25/16	488,000	154
Republic of Poland, 5.25%, 10/25/17	1,741,000	557
Republic of Poland, 5.50%, 10/25/19	1,899,000	622
Republic of Poland, 5.75%, 9/23/22	2,044,000	679
Republic of Poland, 5.75%, 4/25/29	760,000	262
Total Poland (Cost $2,464)		2,456
ROMANIA 2.1%		
Government Bonds 2.1%		
Government of Romania, 5.90%, 7/26/17	3,870,000	1,139
Total Romania (Cost $1,177)		1,139
RUSSIA 8.4%		
Corporate Bonds 2.3%		
Alfa Bank, 8.625%, 4/26/16 (1)	6,000,000	178
Novatek Finance, 7.75%, 2/21/17 (1)	5,000,000	150
RusHydro Finance, 7.875%, 10/28/15	17,000,000	512
Sberbank of Russia, 7.00%, 1/31/16	9,000,000	269
VimpelCom Holdings, 9.00%, 2/13/18 (1)	5,000,000	151
		1,260
Government Bonds 6.1%		
Russian Federation, 7.50%, 3/15/18	8,458,000	266
Russian Federation, 7.50%, 2/27/19	21,542,000	667

Russian Federation, 7.60%, 7/20/22	49,969,000	1,536
Russian Federation, 7.85%, 3/10/18	10,000,000	318
Russian Federation, 8.15%, 2/3/27	19,797,000	620
		3,407
Total Russia (Cost $5,202)		4,667
SERBIA 0.1%		
Government Bonds 0.1%		
Republic of Serbia, FRN, 6.75%, 11/1/24 (USD)	78,958	79
Total Serbia (Cost $77)		79
SOUTH AFRICA 9.5%		
Government Bonds 9.5%		
Republic of South Africa, 6.50%, 2/28/41	15,744,000	1,229
Republic of South Africa, 6.75%, 3/31/21	8,265,000	803
Republic of South Africa, 7.00%, 2/28/31	5,269,000	464
Republic of South Africa, 7.25%, 1/15/20	2,021,000	203
Republic of South Africa, 8.00%, 12/21/18	7,192,000	759
Republic of South Africa, 8.25%, 9/15/17	10,884,000	1,156
Republic of South Africa, 10.50%, 12/21/26	4,290,000	527
Republic of South Africa, Inflation-Indexed, 5.50%, 12/7/23	993,824	137
Total South Africa (Cost $6,197)		5,278
SRI LANKA 1.1%		
Government Bonds 1.1%		
Republic of Sri Lanka, 6.60%, 6/1/14	40,440,000	299
Republic of Sri Lanka, Zero Coupon, 8/2/13	16,620,000	127
Republic of Sri Lanka, Zero Coupon, 10/18/13	1,460,000	11
Republic of Sri Lanka, Zero Coupon, 10/25/13	6,890,000	51
Republic of Sri Lanka, Zero Coupon, 3/7/14	15,000,000	108
Total Sri Lanka (Cost $588)		596

Kingdom of Thailand, Inflation-Indexed, 1.25%, 3/12/28	5,127,591	161
Total Thailand (Cost $2,727)		2,575
TURKEY 10.0%		
Corporate Bonds 0.5%		
Akbank, 7.50%, 2/5/18 (1)	300,000	144
Turkiye Garanti Bankasi, 7.375%, 3/7/18 (1)	300,000	143
		287
Government Bonds 9.5%		
Republic of Turkey, 8.50%, 9/14/22	906,000	476
Republic of Turkey, 9.00%, 1/27/16	2,041,000	1,087
Republic of Turkey, 9.00%, 3/8/17	175,000	94
Republic of Turkey, 10.00%, 6/17/15	1,991,000	1,076
Republic of Turkey, 10.50%, 1/15/20	1,257,000	726
Republic of Turkey, Inflation-Indexed, 3.00%, 1/6/21	1,457,735	764
Republic of Turkey, Inflation-Indexed, 4.00%, 4/29/15	1,915,924	1,022
		5,245
Total Turkey (Cost $6,171)		5,532
UKRAINE 0.2%		
Government Bonds 0.2%		
Government of Ukraine, 6.875%, 9/23/15 (USD)	100,000	98
Total Ukraine (Cost $102)		98
SHORT-TERM INVESTMENTS 8.0%		
Money Market Funds 7.4%		
T. Rowe Price Reserve Investment Fund, 0.05% (2)(3)	4,066,608	4,067
		4,067

U.S. Treasury Obligations 0.6%

U.S. Treasury Notes, 0.125%, 9/30/13 (4)	350,000	350
		350
Total Short-Term Investments (Cost $4,417)		4,417
Total Investments in Securities		
97.9% of Net Assets (Cost $58,874)		**$ 54,277**

‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; securities are denominated in the currency of the country presented unless otherwise noted.

(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $1,542 and represents 2.8% of net assets.

(2) Seven-day yield

(3) Affiliated Companies

(4) At June 30, 2013, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
FRN	Floating-Rate Note
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian New Sol
PHP	Philippines Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
USD	U.S. Dollar
ZAR	South African Rand

Forward Currency Exchange Contracts

(Amounts in 000s)

Counterparty	Settlement	Receive		Deliver		Unrealized Gain (Loss)
Bank of America Merrill Lynch	7/15/13	USD	274	RON	939	—
Bank of America Merrill Lynch	8/16/13	EUR	213	USD	277	—
Bank of America Merrill Lynch	8/16/13	HUF	51,053	USD	224	1
Bank of America Merrill Lynch	8/16/13	PLN	1,931	USD	588	(8)
Bank of America Merrill Lynch	8/16/13	THB	53,676	USD	1,821	(95)
Bank of America Merrill Lynch	8/16/13	TRY	344	USD	180	(3)
Bank of America Merrill Lynch	8/16/13	USD	108	BRL	234	4
Bank of America Merrill Lynch	8/16/13	USD	695	CHF	664	(8)
Bank of America Merrill Lynch	8/16/13	USD	101	MXN	1,299	1
Bank of America Merrill Lynch	11/15/13	IDR	315,211	USD	32	—
Barclays Bank	7/15/13	KRW	767,299	USD	676	(5)
Barclays Bank	8/16/13	MXN	2,897	USD	216	7
Barclays Bank	8/16/13	USD	713	BRL	1,549	26
Barclays Bank	8/16/13	USD	224	ZAR	2,207	2
Citibank	8/16/13	EUR	288	USD	383	(8)
Citibank	8/16/13	USD	676	EUR	521	(2)
Citibank	8/16/13	USD	1,388	JPY	141,230	(36)
Credit Suisse	8/16/13	BRL	468	USD	216	(8)
Credit Suisse	8/16/13	USD	139	BRL	300	6
Credit Suisse	8/16/13	USD	347	GBP	226	3
Credit Suisse	8/16/13	USD	414	MXN	5,195	15
Credit Suisse	8/16/13	USD	157	PHP	6,410	9
Credit Suisse	8/16/13	USD	68	ZAR	627	5
Deutsche Bank	8/16/13	GBP	89	USD	139	(4)
Deutsche Bank	8/16/13	MYR	1,500	USD	504	(31)
Deutsche Bank	8/16/13	PLN	4,935	USD	1,532	(51)
Goldman Sachs	7/15/13	USD	430	RUB	13,740	12
Goldman Sachs	8/16/13	BRL	881	USD	434	(42)
Goldman Sachs	8/16/13	USD	2,116	TRY	3,860	129
HSBC Bank	8/16/13	THB	10,110	USD	323	2
HSBC Bank	8/16/13	USD	288	INR	17,465	(3)
HSBC Bank	8/16/13	USD	125	TRY	238	2
HSBC Bank	11/15/13	IDR	2,728,558	USD	273	(3)
JPMorgan Chase	7/15/13	RON	2,005	USD	598	(14)
JPMorgan Chase	7/15/13	RUB	143,360	USD	4,535	(182)

JPMorgan Chase	7/15/13	USD	381	KRW	426,862	7
JPMorgan Chase	7/15/13	USD	425	RON	1,424	11
JPMorgan Chase	7/15/13	USD	3,463	RUB	109,575	136
JPMorgan Chase	7/15/13	USD	46	RUB	1,526	—
JPMorgan Chase	7/22/13	INR	9,414	USD	172	(14)
JPMorgan Chase	7/22/13	USD	159	INR	9,414	1
JPMorgan Chase	8/16/13	AUD	623	USD	604	(36)
JPMorgan Chase	8/16/13	BRL	388	USD	171	1
JPMorgan Chase	8/16/13	BRL	932	USD	437	(23)
JPMorgan Chase	8/16/13	CAD	30	USD	29	(1)
JPMorgan Chase	8/16/13	CHF	39	USD	41	1
JPMorgan Chase	8/16/13	CHF	321	USD	349	(9)
JPMorgan Chase	8/16/13	EUR	42	USD	55	—
JPMorgan Chase	8/16/13	EUR	188	USD	248	(3)
JPMorgan Chase	8/16/13	GBP	133	USD	206	(4)
JPMorgan Chase	8/16/13	HUF	8,540	USD	37	—
JPMorgan Chase	8/16/13	HUF	40,586	USD	183	(4)
JPMorgan Chase	8/16/13	IDR	508,327	USD	52	(1)
JPMorgan Chase	8/16/13	INR	20,381	USD	373	(32)
JPMorgan Chase	8/16/13	JPY	42,687	USD	420	10
JPMorgan Chase	8/16/13	JPY	27,430	USD	279	(2)
JPMorgan Chase	8/16/13	MXN	8,113	USD	608	15
JPMorgan Chase	8/16/13	MXN	18,895	USD	1,520	(67)
JPMorgan Chase	8/16/13	MYR	8,216	USD	2,642	(50)
JPMorgan Chase	8/16/13	PEN	2,294	USD	859	(37)
JPMorgan Chase	8/16/13	PLN	4,577	USD	1,409	(36)
JPMorgan Chase	8/16/13	THB	5,902	USD	189	1
JPMorgan Chase	8/16/13	THB	6,148	USD	201	(4)
JPMorgan Chase	8/16/13	TRY	100	USD	51	—
JPMorgan Chase	8/16/13	TRY	1,620	USD	856	(22)
JPMorgan Chase	8/16/13	USD	1,558	AUD	1,573	124
JPMorgan Chase	8/16/13	USD	207	BRL	442	11
JPMorgan Chase	8/16/13	USD	167	BRL	377	(1)
JPMorgan Chase	8/16/13	USD	346	CAD	351	12
JPMorgan Chase	8/16/13	USD	36	CLP	18,124	1
JPMorgan Chase	8/16/13	USD	618	CLP	319,898	(6)
JPMorgan Chase	8/16/13	USD	164	COP	315,909	1
JPMorgan Chase	8/16/13	USD	63	COP	122,845	(1)
JPMorgan Chase	8/16/13	USD	672	EUR	518	(2)
JPMorgan Chase	8/16/13	USD	567	GBP	365	12
JPMorgan Chase	8/16/13	USD	447	HUF	101,246	2
JPMorgan Chase	8/16/13	USD	217	HUF	49,800	(2)
JPMorgan Chase	8/16/13	USD	52	IDR	508,327	1
JPMorgan Chase	8/16/13	USD	284	INR	17,152	(2)
JPMorgan Chase	8/16/13	USD	404	MXN	5,151	8

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $58,874)	$	54,277
Interest receivable		1,155
Unrealized gain on forward currency exchange contracts		774
Foreign currency (cost $257)		256
Receivable for shares sold		72
Unrealized gain on futures contracts		38
Due from affiliates		10
Cash		8
Unrealized gain on swaps		5
Other assets		56
Total assets		56,651
Liabilities		
Unrealized loss on forward currency exchange contracts		975
Payable for shares redeemed		76
Investment management fees payable		24
Due to affiliates		21
Other liabilities		106
Total liabilities		1,202
NET ASSETS	$	55,449
Net Assets Consist of:		
Overdistributed net investment income	$	(240)
Accumulated undistributed net realized loss		(48)
Net unrealized loss		(4,819)
Paid-in capital applicable to 6,209,225 shares of $0.01 par value capital stock outstanding; 4,500,000,000 shares of the Corporation authorized		60,556
NET ASSETS	$	55,449

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

		6 Months Ended 6/30/13		Year Ended 12/31/12
Increase (Decrease) in Net Assets				
Operations				
Net investment income	$	1,575	$	2,481
Net realized gain (loss)		653		(856)
Change in net unrealized gain / loss		(7,375)		5,922
Increase (decrease) in net assets from operations		(5,147)		7,547
Distributions to shareholders				
Net investment income				
Investor Class		(1,559)		(1,529)
Advisor Class		(16)		(10)
Net realized gain				
Investor Class		–		(30)
Tax return of capital				
Investor Class		–		(907)
Advisor Class		–		(6)
Decrease in net assets from distributions		(1,575)		(2,482)
Capital share transactions*				
Shares sold				
Investor Class		16,232		25,855
Advisor Class		409		200
Distributions reinvested				
Investor Class		1,098		1,585
Advisor Class		11		4
Shares redeemed				
Investor Class		(14,040)		(14,942)
Advisor Class		(52)		(36)
Redemption fees received		14		11
Increase in net assets from capital share transactions		3,672		12,677
Net Assets				
Increase (decrease) during period		(3,050)		17,742
Beginning of period		58,499		40,757
End of period	**$**	**55,449**	**$**	**58,499**

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Emerging Markets Local Currency Bond Fund (the fund) is a nondiversified, open-end management investment company established by the corporation. The fund seeks to provide high income and capital appreciation. The fund has two classes of shares: the Emerging Markets Local Currency Bond Fund original share class, referred to in this report as the Investor Class, offered since May 26, 2011, and the Emerging Markets Local Currency Bond Fund–Advisor Class (Advisor Class), offered since May 26, 2011. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In December 2011, the Financial Accounting Standards Board issued amended guidance requiring an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption had no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service and generally are categorized in Level 2 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2013:

There were no material transfers between Levels 1 and 2 during the period.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended June 30, 2013, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of June 30, 2013, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended June 30, 2013, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the exchange’s clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the clearinghouse typically requires daily settlement of changes in contract value and imposes margin requirements to ensure performance by the parties to the contract. Each clearing broker, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as swaps, forward currency exchange contracts, and options, that are transacted in OTC markets expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also provide collateral agreements. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) and/or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a certain percentage would allow the counterparty to terminate. Upon termination, all derivatives with the counterparty typically would be liquidated and a net amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined based on the net aggregate unrealized gain or loss on all OTC derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

The following table summarizes the fund’s derivatives at the reporting date by loss exposure to each counterparty or clearinghouse after consideration of collateral, if any. Exchange-traded and centrally cleared derivatives that settle variation margin daily are presented at the variation margin receivable or payable on the reporting date, and exchange-traded options are presented at value.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. For OTC derivatives, collateral posted pursuant to an ISDA is held in a segregated account by the fund’s custodian. For exchange-traded and centrally cleared derivatives (other than exchange-traded options), required margin posted by the fund is held by the clearing broker. Cash posted by the fund as collateral or required margin is reflected as restricted cash in the accompanying financial statements, and securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended June 30, 2013, the fund’s exposure to forwards, based on underlying notional amounts, was generally between 28% and 37% of net assets.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. The fund is required to deposit collateral with the broker in the form of cash or securities in an amount sufficient to cause the value of its account to equal a specified percentage of the aggregate value of the fund’s futures contracts with that broker (margin requirement). The margin requirement must then be maintained at the established level over the life of the contract and is restricted from withdrawal by the fund; however, any amounts in excess of the margin requirement may be withdrawn at the fund’s election. Fluctuations in the value of a futures contract reflect changes in the value of the underlying financial instrument and are recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the cumulative amount of unrealized gain or loss; appreciated contracts are reflected as assets and depreciated contracts are reflected as liabilities on the accompanying Statement of Assets and Liabilities. In addition, cash and currencies held by the broker are reflected as deposits on futures contracts. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended June 30, 2013, the fund’s exposure to futures, based on underlying notional amounts, was generally between 2% and 3% of net assets.

Interest Rate Swaps The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; and/or to adjust portfolio duration and credit exposure. Interest rate swaps are agreements to exchange cash flows based on the difference between specified interest rates applied to a notional principal amount for a specified period of time. The value of a swap included in net assets is the unrealized gain or loss on the contract plus or minus any unamortized premiums paid or received, respectively. Appreciated swaps and premiums paid are reflected as assets, and depreciated swaps and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Net periodic receipts or payments required by swaps are accrued daily and are recorded as realized gain or loss for financial reporting purposes when settled; fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity or cash settlement. Risks related to the use of interest rate swaps include the potential for unanticipated movements in interest and/or currency rates, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment. During the six months ended June 30, 2013, the fund’s exposure to swaps, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At June 30, 2013, approximately 90% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic, and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Noninvestment-Grade Debt Securities At June 30, 2013, approximately 11% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt securities, commonly referred to as “high yield” or “junk” bonds. The noninvestment-grade bond market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in market psychology. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $27,834,000 and $23,906,000, respectively, for the six months ended June 30, 2013.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains.

At June 30, 2013, the cost of investments for federal income tax purposes was $59,136,000. Net unrealized loss aggregated $5,081,000 at period-end, of which $1,069,000 related to appreciated investments and $6,150,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement with T. Rowe Price International Ltd, a wholly owned subsidiary of Price Associates, to provide investment advisory services to the fund; the subadvisory agreement provides that Price Associates may pay the subadvisor up to 60% of the management fee that Price Associates receives from the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.45% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2013, the effective annual group fee rate was 0.30%.

The Investor Class and Advisor Class are also subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, Price Associates is required to waive its management fee and/or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. For a period of three years after the date of any reimbursement or waiver, each class is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation.

Pursuant to this agreement, management fees in the amount of $52,000 were waived and expenses in the amount of $60,000 were reimbursed by Price Associates during the six months ended June 30, 2013. Including these amounts, management fees waived and expenses previously reimbursed by Price Associates in the amount of $557,000 remain subject to repayment at June 30, 2013.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2013, expenses incurred pursuant to these service agreements were $100,000 for Price Associates; $27,000 for T. Rowe Price Services, Inc.; and less than $1,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2013, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 1,179,063 shares of the Investor Class and 25,084 shares of the Advisor Class, aggregating 19% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement and Subadvisory Agreement

On March 5, 2013, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the continuation of the investment subadvisory agreement (Subadvisory Contract) that the Advisor has entered into with T. Rowe Price International Ltd (Subadvisor) on behalf of the fund. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract and Subadvisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor and Subadvisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisor’s senior management teams and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month and one-year returns, as well as the fund’s annualized since-inception return, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the fund’s relatively limited operating history, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisor) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. While the Board did not review information regarding profits realized from managing the fund in particular because the fund had not achieved sufficient scale to produce meaningful profit margin percentages, the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the funds.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to an expense limitation agreed to by the Advisor for both the Investor Class and Advisor Class). Under the Subadvisory Contract, the Advisor may pay the Sub advisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio for the Investor Class and Advisor Class in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate (after including reductions of the management fee that resulted from fee waivers and/or expenses paid by the Advisor) was at or below the median for comparable funds. The information also indicated that the total expense ratio for the Investor Class was at or below the median for comparable funds, and the total expense ratio for the Advisor Class was below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Subadvisory Contract
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date August 16, 2013